     As filed with the Securities and Exchange Commission on May 28, 1999
                                                           Registration No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                               ----------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                              PHARMACOPEIA, INC.
            (Exact name of Registrant as specified in its charter)

               Delaware                              33-0557266
     (State or Other Jurisdiction of              (I.R.S. Employer
      Incorporation or Organization)             Identification No.)

                                    CN 5350
                       PRINCETON, NEW JERSEY 08543-5350
                   (Address of Principal Executive offices)
                               ----------------
                              PHARMACOPEIA, INC.
                           1994 INCENTIVE STOCK PLAN
                           (Full Title of the Plan)
                               ----------------
                           JOSEPH A. MOLLICA, PH.D.
                     CHAIRMAN OF THE BOARD, PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                              PHARMACOPEIA, INC.
                                    CN 5350
                       PRINCETON, NEW JERSEY  08543-5350
                    (Name And Address Of Agent For Service)

                                (609) 452-3600
         (Telephone Number, Including Area Code, Of Agent For Service)
                               ----------------

                                   Copy to:

                             JAMES J. MARINO, ESQ.
                            DECHERT PRICE & RHOADS
                        PRINCETON PIKE CORPORATE CENTER
                      997 LENOX DRIVE, BLDG. 3, SUITE 210
                       LAWRENCEVILLE, NEW JERSEY  08648
                                (609) 620-3200
                               ----------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                     Amount           Proposed             Proposed
          Title of                   to be        Maximum Offering     Maximum Aggregate      Amount of
  Securities to be Registered      Registered    Price Per Share (1)   Offering Price (1)  Registration Fee
--------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value  950,000 shares       $8.9375              $8,490,625          $2,361.00
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with paragraph (h) of Rule 457 of the Securities Act of 1933, as amended, on the basis of the average of the high and low prices of the Common Stock of Pharmacopeia, Inc. reported on the Nasdaq National Market on May 24, 1999.
================================================================================

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          This Registration Statement on Form S-8 relates to the registration of additional securities of the same class as other securities for which an earlier registration statement filed on Form S-8 relating to the Pharmacopeia, Inc. 1994 Incentive Stock Plan is effective. Pursuant to the provisions of Paragraph E of the General Instructions to Form S-8, the contents of that earlier Registration Statement on Form S-8 (No. 333-56883) are hereby incorporated herein by reference.

ITEM 8.   EXHIBITS

Exhibit 5.1   Legal Opinion of Dechert Price & Rhoads
Exhibit 23.1  Consent of Ernst & Young LLP
Exhibit 23.2  Consent of Dechert Price & Rhoads (included in exhibit 5.1)
Exhibit 24.1  Power of Attorney (included on signature page hereto)


                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Princeton, and the State of New Jersey, on this 28th day of May, 1999.

                                PHARMACOPEIA, INC.


                                By:/s/Joseph A. Mollica
                                   ------------------------------------------
                                   Joseph A. Mollica, Ph.D.
                                   Chairman of the Board, President and Chief
                                   Executive Officer

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph A. Mollica, Ph.D. and Bruce C. Myers or either of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that either of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                      TITLE                                DATE
---------                      -----                                ----

/s/ Joseph A. Mollica, Ph.D.   Chairman of the Board, President     May 28, 1999
-----------------------------  and Chief Executive Officer
Joseph A. Mollica, Ph.D.       (Principal Executive Officer)


/s/Bruce C. Myers              Senior Vice President of Finance,    May 28, 1999
-----------------------------  Administration and Planning, MSI
Bruce C. Myers                 (Principal Financial and Accounting
                               Officer)


/s/Frank Baldino, Jr., Ph.D.   Director                             May 28, 1999
-----------------------------
Frank Baldino, Jr., Ph.D.

/s/Paul A. Bartlett, Ph.D.     Director                             May 28, 1999
-----------------------------
Paul A. Bartlett, Ph.D.

/s/C. Peter W. Booth           Director                             May 28, 1999
-----------------------------
C. Peter W. Booth

/s/Gary E. Costley, Ph.D.      Director                             May 28, 1999
-----------------------------
Gary E. Costley, Ph.D.

-----------------------------  Director                             May 28, 1999
Edith W. Martin, Ph.D.

/s/Charles A. Sanders, M.D.    Director                             May 28, 1999
-----------------------------
Charles A. Sanders, M.D.

                                 EXHIBIT INDEX
                                 -------------


Exhibit 5.1             Legal Opinion of Dechert Price & Rhoads

Exhibit 23.1            Consent of Ernst & Young LLP

Exhibit 23.2            Consent of Dechert Price & Rhoads (included in exhibit
                        5.1)

Exhibit 24.1            Power of Attorney (included on signature page hereto)